Exhibit 10.1

Execution Version

THIRD AMENDMENT

TO

CREDIT AGREEMENT

Dated as of October 29, 2013

AMONG

NEW SOURCE ENERGY PARTNERS L.P.,

AS BORROWER,

BANK OF MONTREAL,

AS ADMINISTRATIVE AGENT,

ASSOCIATED BANK, N.A.,

AS SYNDICATION AGENT,

AND

THE LENDERS PARTY HERETO

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) dated as of October 29, 2013, is among NEW SOURCE ENERGY PARTNERS L.P., a Delaware limited partnership, (the “Borrower”); New Source Energy Corporation, a Delaware corporation (the “Parent” and collectively with the Borrower, the “Obligors”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A. WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 13, 2013 (as amended by the First Amendment to Credit Agreement dated February 28, 2013 and the Second Amendment to Credit Agreement dated June 25, 2013, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Parent is a party to that certain Guaranty Agreement, dated as of February 13, 2013 in favor of the Administrative Agent (as heretofore amended, modified or supplemented, the “Parent Guaranty”).

C. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section and exhibit references in this Third Amendment refer to sections or exhibits of the Credit Agreement. In addition, as used in this Third Amendment, the following terms shall have the meanings given such terms below as follows:

“Acquisition” means the acquisition of the Acquisition Properties pursuant to the terms and conditions of the Acquisition Documents.

“Acquisition Documents” means (a) the Contribution Agreement by and between Scintilla, LLC, as grantor, and the Borrower, as grantee, dated as of October 4, 2013, and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Acquisition Properties” means the Oil and Gas Properties and other Properties acquired by the Borrower pursuant to the Acquisition Documents.

Section 2. Amendment to the Credit Agreement.

2.1 Amendments to Section 1.02.

(a) The definition of “Majority Lenders” is hereby amended by deleting the phrase “and provided further that at any time there are three (3) or fewer Lenders hereunder, “Majority Lenders” means all of the Lenders at such time” in such definition and replacing such phrase with “and provided further that at any time there are three (3) or fewer Lenders (and for this purpose, only one Lender shall be counted if any other Lender is an Affiliate of such Lender) hereunder, “Majority Lenders” means all of the Lenders at such time.

(b) The definition of “Required Lenders” is hereby amended by deleting the phrase “and provided further that at any time there are three (3) or fewer Lenders hereunder, “Required Lenders” means all of the Lenders at such time” in such definition and replacing such phrase with “and provided further that at any time there are three (3) or fewer Lenders (and for this purpose, only one Lender shall be counted if any other Lender is an Affiliate of such Lender) hereunder, “Required Lenders” means all of the Lenders at such time.

(c) The following definitions are hereby amended and restated in their entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of February 28, 2013, the Second Amendment to Credit Agreement dated as of June 25, 2013 and the Third Amendment to Credit Agreement dated as of October 29, 2013, and as the same may from time to time be amended, modified, supplemented or restated.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation (as defined in the Parent Guaranty), each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act (as defined in the Parent Guaranty) or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Swap Obligations” means all amounts and other obligations owing to any Secured Swap Party under any Secured Swap Agreement (other than Excluded Swap Obligations).

(d) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Excluded Swap Obligation” has the meaning assigned to such term in the Parent Guaranty.

2.2 Amendment to Article VII. Article VII is hereby amended by adding the following Section 7.26 to the end of such Article VII:

Section 7.26 Guarantors. Each Guarantor is a Qualified ECP Guarantor.

2.3 Amendment to Section 12.02(b). Section 12.02(b) is hereby amended as follows:

(a) The phrase “provided that a Scheduled Redetermination may be postponed by the Majority Lenders” in such Section 12.02(b) is hereby deleted and replaced with “provided that a Scheduled Redetermination may be postponed by the Required Lenders”.

(b) The phrase “Section 3.04(b), Section 6.01” in such Section 12.02(b) is hereby deleted and replaced with “Section 3.04(c), Section 6.01, Section 6.02”.

Section 3. New Lender, Assignments and Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1 New Lender, Assignments and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the Third Amendment Effective Date (used herein as defined below) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow CIT Finance LLC to become a party to the Credit Agreement as a Lender, (the “New Lender”) by acquiring an interest in the Aggregate Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments. On the Third Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender (including the New Lender) shall be as set forth on Annex I to this Third Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement, and the New Lender shall become a party to the Credit Agreement, as amended by this Third Amendment, as a “Lender” and have all of the rights and obligations of a Lender under the Credit Agreement, as amended by this Third Amendment, and the other Loan Documents. With respect to such reallocation, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment assigned to it from the existing Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit F to the Credit Agreement as if the New Lender and such existing Lenders executed an Assignment and Assumption with respect to such allocation pursuant to which the term “Effective Date” shall be the “Third Amendment Effective Date” as defined herein and item 6 therein shall be deemed to be deleted. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to the Assignment Agreement shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the Third Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignment described herein in the Register, and such assignment shall be effective for purposes of the Credit Agreement. If, on the Third Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

3.2 Borrowing Base Increase. For the period from and including the Third Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $87,500,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) or Section 9.12(d). For this avoidance of doubt, this Borrowing Base increase shall constitute the October 1, 2013 Scheduled Redetermination.

Section 4. Amendments to Parent Guaranty.

4.1 Amendments to Section 1(b). Section 1(b) of the Parent Guaranty is hereby amended as follows:

(a) The definition of “Guaranteed Obligations” is hereby amended by deleting the last sentence of such definition in its entirety and replacing such sentence with the following:

Without limiting the generality of the foregoing, the term “Guaranteed Obligations” shall include, without limitation, the “Obligations” (as such term is defined in the Credit Agreement) but shall exclude Excluded Swap Obligations.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to the Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of the Guarantor of, or the grant by the Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of the Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of the Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Swap Obligation” means, with respect to the Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

Section 5. Conditions Precedent. This Third Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Third Amendment Effective Date”):

5.1 The Administrative Agent shall have received from the Lenders, the Borrower and the Parent counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

5.2 No Default shall have occurred and be continuing as of the Third Amendment Effective Date.

5.3 The Administrative Agent shall have received a nonrefundable Borrowing Base increase fee in an amount equal to $78,125, payable to the Administrative Agent in immediately available funds for the account of each Lender, ratably in accordance with such Lender’s increased commitment to the Borrowing Base in effect after giving effect to this Third Amendment.

5.4 The Administrative Agent shall have received a duly executed Note payable to CIT Finance LLC, to the extent requested by such Lender, in a principal amount equal to its Maximum Credit Amount, dated as of the Third Amendment Effective Date.

5.5 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective (and the Third Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Affirmative Covenant Related to Mortgage and Title Coverage. On or before 30 days following the Third Amendment Effective Date (or such longer period of time as the Administrative Agent shall agree):

6.1 The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition (and on at least 80% of the total value of the proved, developed and producing Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition).

6.2 The Administrative Agent shall have received duly executed and notarized deeds of trust/mortgages or supplements to existing deeds of trust/mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition (and on at least 90% of the total value of the proved, developed and producing Oil and Gas Properties Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition).

The Borrower’s failure to comply with this Section 6 shall constitute and Event of Default.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

7.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred which individually or in the aggregate has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

7.3 Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

7.4 No Oral Agreement. This Third Amendment, the Credit Agreement, and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

7.5 GOVERNING LAW. THIS THIRD AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6 Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7 Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8 Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	NEW SOURCE ENERGY PARTNERS L.P.

By: New Source Energy GP, LLC, its general partner

	By:	/s/ Kristian B. Kos
Kristian B. Kos
President and Chief Executive Officer

PARENT:	NEW SOURCE ENERGY CORPORATION

	By:	/s/ Kristian B. Kos
Kristian B. Kos
President and Chief Financial Officer

Signature Page to Third Amendment to Credit Agreement

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent and Issuing Bank

	By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

Signature Page to Third Amendment to Credit Agreement

LENDERS:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

ASSOCIATED BANK, N.A.,
as a Lender

	By:	/s/ Kyle Lewis
Name: Kyle Lewis
Title: Assistant Vice President

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

	By:	/s/ Damien Podagiel
Name: Damien Podagiel
Title: Senior Associate

SOCIETE GENERALE, as a Lender

	By:	/s/ Graeme Bullen
Name: Graeme Bullen
Title: Managing Director

CIT FINANCE LLC, as a Lender

	By:	/s/ Joe Gyurindak
Name: Joe Gyurindak
Title: Director

Signature Page to Third Amendment to Credit Agreement

Annex I

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BMO Harris Financing, Inc.	25.7142857%	$38,571,428.57
Associated Bank, N.A.	25.7142857%	$38,571,428.57
Commonwealth Bank of Australia	17.1428571%	$25,714,285.71
Societe Generale	17.1428571%	$25,714,285.71
CIT Finance LLC	14.2857143%	$21,428,571.44

TOTAL	100.0000000%	$150,000,000.00

Annex I